UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2006

O'REILLY AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)

Missouri	44-0618012
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

233 South Patterson
Springfield, Missouri 65802
(Address of principal executive offices, Zip code)

(417) 862-6708
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On April 18, 2006, O’Reilly Automotive, Inc. issued a press release announcing the date of their 2006 first quarter earnings release and also the date of a company presentation. The text of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated April 18, 2006

The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2006	O’REILLY AUTOMOTIVE, INC.

By: /s/ James R. Batten
James R. Batten
Executive Vice President of Finance
Chief Financial Officer and Treasurer
(principal financial officer)

               FOR IMMEDIATE RELEASE

For further information contact:	Greg Henslee
James R. Batten
(417) 862-3333

_____________________________________________________________________________________________

O'REILLY AUTOMOTIVE, INC. TO PRESENT AT THE LEHMAN BROTHERS 9TH ANNUAL RETAIL SEMINAR AND ANNOUNCES DATES FOR THE 2006 FIRST QUARTER EARNINGS RELEASE AND CONFERENCE CALL

_____________________________________________________________________________________________

Springfield, MO, April 18, 2006 – O’Reilly Automotive, Inc. (the “Company”) (Nasdaq: ORLY) plans to make a presentation at the Lehman Brothers, 9th Annual Retail Seminar in New York City, New York on Tuesday, May 2, 2006, at 10:30 a.m. eastern time and also announces the release date for first quarter 2006 earnings as Tuesday, April 25, 2006, with a conference call to follow Wednesday, April 26, 2006.

The slides to be used in the Lehman Brothers, 9th Annual Retail Seminar will be available Tuesday, May 2, 2006, through the Company’s website at www.oreillyauto.com by clicking “Investor Relations” then “Financials.”

The Company’s first quarter 2006 earnings will be released after 5:30 p.m. central time on Tuesday, April 25, 2006, and can be viewed, at that time on the Company’s website at www.oreillyauto.com by clicking on “Investor Relations” then “News Room.”

Investors are invited to listen to the Company’s conference call discussing the financial results for the first quarter of 2006, on April 26, 2006, at 10:00 a.m. central time, via webcast on the Company’s website at www.oreillyauto.com by clicking on “Investor Relations” then “News Room.” A replay of the call will also be available on the Company’s website following the conference call.

O’Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O’Reilly family, the Company operated 1,470 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, North Carolina, North Dakota, Oklahoma, South Carolina, South Dakota, Tennessee, Texas, Virginia, Wisconsin and Wyoming as of December 31, 2005.